UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 27, 2006


                               ALTRIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                         1-8940                13-3260245
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


  120 Park Avenue, New York, New York                                10017-5592
(Address of principal executive offices)                             (Zip Code)


  Registrant's telephone number, including area code:      (917) 663-4000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year.

         Effective April 27, 2006, the Board of Directors of Altria Group, Inc. ("Altria") amended Article II, Section 2 of Altria's By-Laws to decrease the size of the Board of Directors from twelve to eleven. The amendment reflects the fact that Mr. Carlos Slim Helu did not stand for re-election to the Board of Directors at the 2006 Annual Meeting of Stockholders, as was previously reported on Altria's Form 10-K filed on March 10, 2006. Altria's Amended and Restated By-Laws are attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

       (d) Exhibits

      3.1  Amended and Restated By-Laws of Altria Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALTRIA GROUP, INC.

                                   By:/s/ G. PENN HOLSENBECK
                                      -----------------------------------------
                                      Name:  G. Penn Holsenbeck
                                      Title: Vice President, Associate General
                                             Counsel and Corporate Secretary


DATE:  May 1, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

3.1               Amended and Restated By-Laws of Altria Group, Inc.